Capital management (Tables)	12 Months Ended
Mar. 31, 2021
Disclosure of objectives, policies and processes for managing capital [abstract]
Summary of debt ratio information

	March 31,
	2020	2021
Borrowings (Note 32)	985,457	131,055
Less :cash and cash equivalents (Note 28)	(1,365,370)	(1,711,589)
Net debt	(379,913)	(1,580,534)

Share warrants (Note 36)	418,266	32,391
Equity	1,491,941	1,157,828
Total Equity	1,910,207	1,190,219

Gearing ratio (Net debt / total equity + net debt)	(24.83)%	404.94%